Exhibit 24

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

  NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

           The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

          IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th  day of March, 2004.

                                    /s/ Robert Ronstadt
                                      Dr. Robert Ronstadt

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

  NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

           The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

             IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th  day of March, 2004.

                                     /s/ David R. Sincox
                                      David R. Sincox

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

  NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

           The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

             IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th  day of March, 2004.

                                     /s/ Eddie Lee
                                      Eddie Lee

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

  NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

           The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

             IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th  day of March, 2004.

                                     /s/ Ronald J. Berman
                                      Ronald J. Berman

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

         The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

             IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2004.

                                     /s/ Charles G. Bailey
                                     Charles G. Bailey

NANO-PROPRIETARY, INC.
POWER OF ATTORNEY

NANO-PROPRIETARY, INC. ANNUAL REPORT ON FORM 10-KSB

         The undersigned, in his capacity as a director of Nano-Proprietary, Inc. (the "Company"), after reviewing the Company's Form 10-KSB, does hereby appoint Douglas P. Baker, his true and lawful attorney to execute in his name, place and stead, in his capacity as a Director of said Company, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and all instruments necessary or incidental in connection therewith, including all amendments, and to file the same with the Securities and Exchange Commission. Said attorney shall have the full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

             IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of March, 2004.

                                     /s/ Zvi Yaniv
                                     Dr. Zvi Yaniv